EXHIBIT 99.1

KDP Discusses Strategy, Leadership and Financing for Upcoming Transformational Transactions
At Investor Day, outlines conviction in the JDE Peet’s acquisition and robust plans to execute integration and separation
Announces capital-efficient $7 billion strategic investment co-led by Apollo and KKR to reduce projected net leverage at acquisition close; sets targeted capital structure for each company at separation
BURLINGTON, Mass. and FRISCO, Texas, Oct. 27, 2025 – Today, Keurig Dr Pepper (NASDAQ: KDP) announced new details about strategy, leadership and financing related to the acquisition of JDE Peet’s and subsequent planned separation into two independent companies.
Members of KDP’s Board of Directors and management team will speak to these announcements this morning at an Investor Day in New York City. The Company will discuss in greater detail the strategy, process and insights that underpin the deal; the combination benefits of the acquisition; updated financing plans; and information on the transformation work underway to ensure a seamless integration and separation, including key leadership announcements.
“We have a proven track record of value creation in beverages, and our Board and management team have conviction in the merits of the planned transaction and subsequent creation of two winning companies – a global coffee powerhouse and the most agile North American beverage leader,” stated Tim Cofer, Chief Executive Officer. “We are confident this transaction positions KDP to generate significant shareholder value, and we have robust plans to deliver with success.
“Since the announcement, we have also carefully considered shareholder feedback and are responding with decisive actions, including new strategic investments to strengthen our balance sheet and a refreshed approach to leadership structure, while kicking off rigorous transformation planning. We will stay flexible and responsive as we work towards the north star of establishing two strong, successful companies.”
Financing Updates and Strategic Investments
KDP updated its financing package related to the acquisition, now including two new strategic investment agreements totaling $7 billion, co-led by funds managed by affiliates of Apollo (NYSE: APO), and funds and accounts managed by KKR (NYSE: KKR). As a result, the Company now projects net leverage1 will be ~1.0x lower at 4.6x upon acquisition close, expected in the first half of 2026, with estimated adjusted EPS accretion of ~10% in the first full year.
Specifically, the Company announced today:
•Global Coffee Co. Pod Manufacturing JV: A binding commitment letter and term sheet for a $4 billion investment in a newly formed K-Cup® pod and other single-serve manufacturing joint venture (the “Pod Manufacturing JV”) co-led by Apollo and KKR, with participation from Goldman Sachs Alternatives. KDP will retain a controlling interest and operational control of the related assets. Over the next 10 years, the all-in cost of this capital is expected to be approximately 7.3 – 7.4%.
1 Management net leverage is a non-GAAP metric. See “Non-GAAP Financial Measures” for additional information.

•Strategic Beverage Co. Investment: A definitive agreement for a $3 billion convertible preferred stock investment in the Company and the eventual Beverage Co., co-led by KKR and Apollo (the “Preferred Investment”). The key terms of this preferred stock include an initial conversion price of $37.25 per share, which represents a 41% premium to the Company’s 20-day VWAP ending on October 24, 2025, and a 6% premium to the Company’s last closing share price immediately prior to the announcement of the JDE Peet’s acquisition. The instrument features an initial preferred dividend rate of 4.75% per annum along with a participation right in common dividends paid on an as-converted basis, subject to netting mechanics such that common dividends reduce the preferred dividend obligation on a dollar-for-dollar basis.
These instruments reinforce KDP’s investment grade profile as a combined company, while creating long-term partnerships with leading investors with significant transactional experience across industries and the globe.
“Keurig Dr Pepper’s separation plan represents a pivotal moment for the Company, and we are proud to support this next phase through a comprehensive capital solution that brings together the best of Apollo’s ecosystem across our High Grade Capital Solutions and Hybrid franchises, in partnership with KKR,” said Apollo Partners Jamshid Ehsani and Matt Nord. “Our investments reflect deep conviction in both Global Coffee Co. and Beverage Co., and knowing each will benefit from strong leadership, focused operating models and optimized capital structures to drive long-term value creation as leaders in their respective categories.”
“We’re proud to support Keurig Dr Pepper’s leadership team as it continues to execute on a clear strategy for long-term growth and value creation across both its refreshment beverage and coffee businesses,” said KKR Partners Brian Dillard, Co-Chief Investment Officer for Global Atlantic, and Jennifer Box, Co-Head of KKR’s Strategic Investments Group. “KDP is a high-quality, blue-chip company, and we’re pleased to provide a partnership capital solution to support the ongoing success of its two leading businesses.”
The agreements are subject to customary closing conditions for agreements of this type.
The Company also announced intended capital structures for Beverage Co. and Global Coffee Co. upon separation. The Company remains committed to an Investment Grade profile for each independent entity, with targeted net leverage ratios at separation set at approximately 3.5 – 4.0x and 3.75 – 4.25x, respectively. KDP is evaluating further options to accelerate deleveraging and achieve these targets, including potential non-core asset sales and other cost-efficient strategic capital investments.
In connection with the financing transactions, the Company plans to nominate Brian Driscoll for election to its Board of Directors at the Company’s next annual meeting. Driscoll has more than 40 years of experience in the consumer-packaged goods industry. He is currently chairman of Acosta Group, chairman of The Arnott's Group and a board member of Gibson.
Leadership & Integration Updates
The Company plans to be operationally ready to separate into two independent entities by the end of 2026 based on the achievement of key milestones, including the naming of best-in-class leadership teams and independent Boards of Directors for both Global Coffee Co. and Beverage Co. As previously announced, Tim Cofer will continue to serve as KDP’s CEO until the intended separation is completed and will then become CEO of Beverage Co. The KDP Board of Directors has initiated an internal and external search for the future CEO of Global Coffee Co.; Sudhanshu Priyadarshi will no longer assume this future role, as had been previously announced. Priyadarshi continues to serve as KDP’s Chief Financial Officer and President, International.
Last month, Roger Johnson was appointed Chief Transformation and Supply Chain Officer. Johnson joined KDP in 2016 and has held several leadership positions across the supply chain and R&D organizations, including as Chief Product Officer for the Keurig brand and most recently as Chief Supply Chain Officer. Key transformation objectives that Johnson is overseeing include establishing optimal operating models, executing a seamless integration, driving cost synergy capture and offsets to any separation-related dis-synergies, and setting up for a successful separation.
Webcast Information
Access to a live webcast of the event at 8:45 a.m. ET and a slide presentation will be available in the Investors section of the Company's corporate website, www.keurigdrpepper.com. For those unable to listen to the live webcast, a recorded version will be made available for replay.

Q3 Earnings
Additionally, at today’s event, the Company will discuss Q3 2025 results, which are detailed in a separate press release issued this morning.
# # #
Investor Contact:
Chethan Mallela
T: 888-340-5287 / IR@kdrp.com
Media Contact:
Tom Johnson / Deven Anand
T: 212-371-5999 tom.johnson@h-advisors.global / deven.anand@h-advisors.global
ABOUT KEURIG DR PEPPER
Keurig Dr Pepper (Nasdaq: KDP) is a leading beverage company in North America, with a portfolio of more than 125 owned, licensed and partner brands and powerful distribution capabilities to provide a beverage for every need, anytime, anywhere. With annual revenue of more than $15 billion, we hold leadership positions in beverage categories including carbonated soft drinks, coffee, tea, water, juice and mixers, and have the #1 single serve coffee brewing system in the U.S. and Canada. Our innovative partnership model builds emerging growth platforms in categories such as premium coffee, energy, sports hydration and ready-to-drink coffee. Our brands include Keurig®, Dr Pepper®, Canada Dry®, Mott's®, A&W®, Peñafiel®, Snapple®, 7UP®, Green Mountain Coffee Roasters®, GHOST®, Clamato®, Core Hydration® and The Original Donut Shop®. Driven by a purpose to Drink Well. Do Good., our 29,000 employees aim to enhance the experience of every beverage occasion and to make a positive impact for people, communities and the planet. For more information, visit www.keurigdrpepper.com and follow us @KeurigDrPepper on LinkedIn and Instagram.
FORWARD LOOKING STATEMENTS
Certain statements in this press release, such as statements relating to the Company’s contemplated acquisition of JDE Peet’s, the Pod Manufacturing JV, the Preferred Investment, the combined business, the contemplated separation of the beverage and coffee portfolios, future financial targets and results, anticipated leverage ratios, credit ratings and weighted average cost of capital and expected cost savings and synergies, may be considered “forward-looking statements” within the meaning of applicable securities laws and regulations. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “forecast,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words or phrases. These forward-looking statements speak only as of the date of this release. These statements are based on the current expectations of our management and are not predictions of actual performance.

Although the Company believes that the assumptions upon which its forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, (i) the inherent uncertainty of estimates, forecasts and projections, (ii) global economic uncertainty or economic downturns, (iii) tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, or threats of such actions and related uncertainty, (iv) the risk that our financial performance may be better or worse than anticipated, (v) the possibility that we are unable to successfully integrate GHOST Lifestyle LLC into our business, (vi) risks relating to the completion of the acquisition of JDE Peet’s, the Pod Manufacturing JV, the Preferred Investment and the subsequent separation in the anticipated timeframe or at all, (vii) risks related to the receipt of regulatory approvals without unexpected delays or conditions and possibility of regulatory action, (viii) additional risks associated with the acquisition of JDE Peet’s and those geographies where JDE Peet’s currently operates, (ix) our ability to successfully integrate JDE Peet’s into our business, or that such integration may be more difficult, time-consuming or costly than expected, (x) constraints on management’s attention to operating and growing our business during the execution of the acquisition of JDE Peet’s and the separation, (xi) the potential downgrade of our credit ratings as a result of debt incurred and/or assumed in connection with the acquisition of JDE Peet’s and the separation, (xii) the risk that the acquisition of JDE Peet’s and the separation incur significant additional costs, (xiii) the risk of potential litigation, (xiv) negative effects of the announcement and pendency of the acquisition of JDE Peet’s and separation on our share price, (xv) the ability to achieve the anticipated strategic and financial benefits from the separation, and (xvi) the other risks and uncertainties discussed in the Company’s press releases and public filings. These risks and uncertainties, as well as others, are more fully discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed with the SEC on February 25, 2025. While the lists of risk factors presented here and in our public filings are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.
Any forward-looking statement made herein speaks only as of the date of this release. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.
NON-GAAP FINANCIAL MEASURES
This release includes non-GAAP financial measures, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures should be considered as supplements to and should not be considered replacements for, or superior to, the GAAP measures. These measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define the non-GAAP financial measure in the same way. Non-GAAP financial measures typically exclude certain charges, including one-time costs that are not expected to occur routinely in future periods, described by the Company as “items affecting comparability.” The Company uses non-GAAP financial measures to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Additionally, we use non-GAAP financial measures in making operational and financial decisions and in our budgeting and planning process. We believe that providing non-GAAP financial measures to investors helps investors evaluate our operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance.
Management leverage ratio is defined as the Company’s total principal amounts of debt less cash and cash equivalents, divided by Adjusted EBITDA. Management believes that the Management leverage ratio is useful for investors in evaluating the Company’s liquidity and assessing the Company's ability to meet its financial obligations.
Adjusted EBITDA is defined as EBITDA, as adjusted for items affecting comparability as described on page A-6 of the Company’s earnings release, dated as of the date hereof. EBITDA is defined as Net income as adjusted for interest expense, net; provision for income taxes; depreciation expense; amortization of intangibles; and other amortization. Management believes that Adjusted EBITDA is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.

The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company's control on certain items, such as non-cash gains or losses resulting from mark-to-market adjustments of derivative instruments, among others, which could be material. Reconciling such items would require unreasonable efforts.
Restrictions
This release does not constitute an offer, or any solicitation of any offer, to buy or subscribe for any securities in JDE Peet's. Any offer will be made only by means of an offer memorandum approved by the Dutch Authority for the Financial Markets. This press release is not for release, publication or distribution, in whole or in part, in or into, directly or indirectly, in any jurisdiction in which such release, publication or distribution would be unlawful.